Vanguard Managed Payout Fund

Supplement Dated April 28, 2020, to the Prospectus Dated April 28, 2020, and effective until May 21, 2020

Important Changes to Vanguard Managed Payout Fund

On February 21, 2020, the board of trustees of Vanguard Valley Forge Funds (the "Board") approved the elimination of Vanguard Managed Payout Fund's (the "Fund") monthly payout feature. The Board also approved changing the Fund's investment objective and principal investment strategies so that they no longer reflect the payout of regular cash distributions. In connection with these changes, the Fund will be renamed Vanguard Managed Allocation Fund. These changes are reflected in the Fund's updated prospectus dated April 28, 2020, but will not be effective until May 21, 2020 (the "Effective Date").

The Fund's last scheduled monthly payout is scheduled to occur on or about May 15, 2020. After that payout, Fund shareholders will no longer receive a monthly payout unless they elect to set up an automatic withdrawal plan.

After the Effective Date, the contents contained within this supplement will no longer apply, and shareholders should refer to the updated prospectus dated April 28, 2020, for information about the Fund.

Prospectus Text Changes

Until the Effective Date, the Fund's prospectus dated April 28, 2020, is modified as follows:

All references to the Fund's name are replaced with "Vanguard Managed Payout Fund."

The following replaces the text under the heading "Investment Objective" in the Fund Summary section of the prospectus:

The Fund will make monthly cash distributions while seeking to have these distributions and the invested capital keep pace with inflation over time.

The following replaces the first paragraph under the heading "Principal Investment Strategies" in the Fund Summary section of the prospectus:

The Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund. The Fund may allocate its assets across a broadly diversified selection of opportunities—such as stocks (including stocks issued by real estate investment trusts (REITs)), bonds, cash, inflation-linked investments, and selected other investments—in proportions that reflect the advisor's evaluation of their expected returns and risks as an integrated whole. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. The exact proportion of each asset class or investment may be changed to reflect shifts in the advisor's risk and return expectations. Although the Fund has flexibility to invest substantially in a single asset class or investment, the Fund is generally expected to allocate its assets across multiple asset classes and investments, including the following:

The following is added under the heading "Principal Risks" in the Fund Summary section of the prospectus:

Managed Distribution Risk

The Fund is expected to continue to make monthly cash distributions under its managed distribution policy regardless of the Fund's investment performance. Because these distributions will be made from Fund assets, and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund's monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the Fund's capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder's original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder's cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The Fund's ability to achieve its objective of preserving capital while making monthly distributions is subject to market conditions at the time you invest and the length of time you hold shares of the Fund. For example, buying shares of the Fund when interest rates are low and stock prices are declining may result in lower monthly distributions and less capital preservation or appreciation in the Fund.

The Fund's managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of the Fund's scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund's performance over the previous three years. Accordingly, the dollar amount of the Fund's monthly cash distributions could increase or decrease substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from the Fund to decrease substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account also may proportionately reduce the amount of future cash distributions you will receive from the Fund. An investment in the Fund could lose money over short, intermediate, or long periods of time. The Fund does not guarantee the repayment of your original principal investment.

All references to "Managed Allocation Composite Index" are replaced with "Managed Payout Composite Index."

The following Investing in Vanguard Managed Payout Fund section is added after the Fund Summary section and before the More on the Fund section of the prospectus:

Investing in Vanguard Managed Payout Fund*

Vanguard Managed Payout Fund combines a unique managed distribution policy with an investment strategy to generate regular monthly payments to investors while seeking to have these payments and the invested capital keep pace with inflation over the long term. The Fund's managed distribution policy is designed to provide level monthly payments throughout each year, with payments adjusted each January based on the Fund's performance over the previous three years. The Fund may invest across a wide spectrum of asset classes and investments—such as stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments—that are expected to add diversification and result in a more consistent return pattern than a traditional balanced portfolio of stocks, bonds, and cash.

Plain Talk About Managed Payout Funds

"Managed payout funds" are funds specifically designed to provide investors with regular cash flows from their investments. For example, many closed-end funds have adopted "managed distribution policies" to pay periodic, level distributions to shareholders on a monthly or quarterly basis. Another example is a mutual fund that self-liquidates gradually over several years through periodic distributions, resulting in a market value close to zero by a scheduled termination date. An innovation in managed payout funds is a mutual fund—such as Vanguard Managed Payout Fund—designed to invest over the long term to preserve or grow invested capital, while providing a regular stream of cash distributions. Managed payout funds may be an appropriate way for an investor to generate cash flow to help meet retirement expenses.

It is possible for the Fund's monthly distributions to increase or decrease from one year to the next because the scheduled monthly distributions during any calendar year are based on the Fund's performance over the previous three years. There can be no assurance, and there is no guarantee, that the Fund will provide a fixed or stable level of cash distributions at any time or over any period of time. An investment in the Fund could lose money over short, intermediate, or long periods of time.

The Fund's 12 scheduled distributions each year are made monthly, at mid- month. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. The Fund is designed with the expectation that the 12 scheduled monthly distributions will be paid in cash but that each additional distribution for a particular fiscal year will be automatically reinvested in additional Fund shares. The reinvestment of additional distributions is done to allow the Fund to achieve its investment objective. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund.

* U.S. Patent Nos. 8,180,695; 8,185,464; and 8,571,963.

Retirement Investing

Many investors arrive at retirement with substantial assets accumulated over years of disciplined saving and prudent investing. Often, these investors are concerned about how to best use their assets to meet monthly retirement expenses, while at the same time preserving their assets for heirs, philanthropy, or other purposes. Traditionally, these investors have had three basic options for generating retirement income:

•A "planned withdrawal program," in which the investor gradually spends a limited portion of assets over a set period, with the remaining assets invested for long-term retirement goals.

•A "guaranteed income option," in which the investor turns over assets to an insurance company and purchases an annuity that provides guaranteed income for life.

•A "spend-only-the-income strategy," in which an investor spends only the dividend and interest income generated by his or her retirement portfolio, leaving the principal intact.

The Managed Payout Fund combines elements of a planned withdrawal program and a spend-only-the-income strategy. The Fund aims to satisfy two basic needs shared by many retirees: first, to generate regular monthly payments to help meet retirement expenses; and second, to preserve retirement savings for future use.

If you are investing through a tax-deferred retirement account, please note that the Fund is not designed to comply with any required minimum distribution rules applicable to such accounts. Shareholders receiving cash distributions from the Fund within such accounts will need to include such distributions as appropriate in the computation of their annual required minimum distribution.

Suited for Investors with Specific Goals

The Managed Payout Fund is expected to suit investors with specific goals. The Fund is likely to appeal to investors who want to balance a need for a current payout from their assets with the desire to maintain the purchasing power of their payouts and capital over the long term. The Fund has adopted a managed distribution policy with a 4% annual distribution rate that is applied to a hypothetical account value based on the Fund's average performance over the previous three years. The Fund is expected to provide inflation protection and preservation of invested capital over the long term. For information about the Fund's managed distribution policy, see Dividends, Capital Gains, and Taxes.

Expectations about future inflation or about the Fund's future performance or distributions are not a guarantee of future inflation or of the Fund's actual future performance or distributions. It is possible that an investment in the Fund could lose money over short, intermediate, or long periods of time. Results may vary substantially over time. There is no guarantee that the Fund will achieve its investment objective or that its investment strategies will succeed. It is possible for the Fund's monthly distributions to increase or decrease from one year to the next over several years because monthly distributions during any calendar year are based on the Fund's performance over the previous three years. The Fund is not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

The Fund generally expects to distribute to shareholders substantially all of its net income (e.g., interest and dividends) as well as substantially all of its net long-term and short-term capital gains (e.g., from the sale of its holdings or distributions from other funds it holds). In addition, the Fund's distributions may be treated, in part, as a return of capital.

The Fund is a fund of funds that invests in other Vanguard funds as well as in non-fund investments.

Plain Talk About Funds of Funds

The term fund of funds is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

The following is added below the "Plain Talk About Costs of Investing" box in the More on the Fund section of the prospectus:

Managed Distribution Policy

The Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year will be calculated as of January 1 of that year and is generally expected to be fixed during the year. This monthly distribution per share, however, will vary from year to year based on the Fund's performance over the previous three years. The monthly distribution per share for the Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required distributions in additional shares of the Fund. The shareholders of the Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as in the calculation that follows) multiplied by the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows:

				Average daily value of hypothetical account
Monthly distribution	=	4%	x	over prior three calendar years
per share		12		Number of shares held by hypothetical account

at the end of the prior calendar year

Please note that the Fund's managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) multiplied by the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year.

For additional information on the Fund's managed distribution policy, please see Dividends, Capital Gains, and Taxes.

The following is added as the last paragraphs under the heading "Allocation Framework" in the More on the Fund section of the prospectus:

Plain Talk About Retirement Investing: Real Returns versus Nominal Returns

In retirement, the primary purpose of your investment portfolio is often to meet current and future spending needs. If you have accumulated adequate retirement savings, it should be relatively easy to generate sufficient cash to satisfy a reasonable level of spending in the near term. It is important, however, to consider the destructive effects that inflation can have on the purchasing power of your retirement portfolio over time. Inflation—the increase in the price of goods and services—can wreak havoc on a long- term investor's money. Unless the returns of your retirement portfolio keep pace with inflation, your money's purchasing power will erode over time, with the risk that you may run out of money. Because inflation's erosion of value increases over time, the longer you expect to live, the more concerned you should be about your retirement portfolio's future purchasing power.

A retirement investment, then, should be evaluated not only for its expected gross total return (the "nominal" return) but also for its expected total return as reduced to take into account the effects of inflation (the "real" return). (Because every retiree has his or her own personal spending pattern, or "personal inflation rate," it may not be appropriate to base investment decisions on a broad inflation average, such as the Consumer Price Index (CPI)). For example, some services, such as health care, may make up a larger portion of personal spending in retirement and have been increasing in cost at rates exceeding the CPI. Ideally, a retiree should seek real returns that match his or her expected retirement spending rate plus a reserve for unplanned medical or other expenses.

An investment in the Fund could lose money over short, intermediate, or long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that any of its investment strategies will succeed.

The Fund is expected to continue to make monthly cash distributions under its managed distribution policy regardless of the Fund's investment performance. Because these distributions will be made from Fund assets, and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund's monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under the managed distribution policy. Moreover, even if the

Fund's capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its scheduled cash distributions without returning capital to shareholders.

The Fund's managed distribution policy is designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the managed distribution policy, the dollar amount of the Fund's scheduled monthly distributions for a particular calendar year generally will increase or decrease each January based on the Fund's performance over the previous three years. Accordingly, the dollar amount of the Fund's monthly cash distributions could increase or decrease substantially from one year to the next and over time depending on, among other things, the performance of the capital markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's investment strategies, and the amount and timing of prior distributions by the Fund. It is also possible for your distributions from the Fund to decrease substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account also may proportionately reduce the amount of future cash distributions you will receive from the Fund.

The following replaces the first and fourth paragraphs under the heading "Security Selection" in the More on the Fund section of the prospectus:

The Fund invests in Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with regular cash flow from their investments in the Fund.

There is no guarantee that the advisor will succeed in combining multiple asset classes and investments in a manner that either achieves the Fund's investment objective or maintains a moderate level of risk. There can be no assurance that any asset classes or investments with relatively low historical correlations to the U.S. stock market will exhibit low correlations in the future. It is possible that the returns and direction of the Fund's asset classes and investments may suddenly converge with the investment returns of the U.S. stock market, thereby magnifying the risks of the Fund's portfolio as a whole. This could potentially result in significant losses and significant reductions in the dollar amount of monthly distributions by the Fund. Diversification does not necessarily ensure a profit or protect against a loss in a declining market. The Fund could lose money at any time and may underperform the markets, asset classes, and investments in which it invests during any given period that such markets, asset classes, or investments rise or fall. The Fund's asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, cash, or a combination thereof.

The following replaces the text under the heading "Fund Distributions" in the Dividends, Capital Gains, and Taxes section of the prospectus:

The Fund has adopted a managed distribution policy under which it seeks to distribute a targeted amount of cash to shareholders on or about the 15th calendar day of each month. The monthly distribution per share for a given calendar year will be calculated as of January 1 of that year and is generally expected to be fixed during the year, unless there is an additional distribution in December or after the fiscal year-end, as in the description that follows. This monthly distribution per share, however, will vary from year to year based on the Fund's performance over the previous three years. The monthly distribution per share for the Fund is based on the account value of a hypothetical account assumed to hold shares of the Fund purchased at inception. It is further assumed that this hypothetical account experiences the same distributions as the accounts of actual shareholders of the Fund and that no further purchases, redemptions, or reinvestments are made for the hypothetical account, except the automatic reinvestment of certain required distributions in additional shares of the Fund, which is explained in more detail on the following page. Shareholders of the Fund are expected to receive a monthly cash distribution that is equal to the monthly distribution per share (as in the calculation that follows) multiplied by the number of shares they own on the record date. The formula to calculate the monthly distribution per share in a calendar year is as follows:

Monthly distribution		4%
	=	12
per share

Average daily value of hypothetical

account over prior three calendar years

xNumber of shares held by hypothetical account at the end of the prior calendar year

Please note that the Fund's managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund's current net asset value per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly distribution that is equal to the monthly distribution per share (as determined under the distribution formula) multiplied by the number of shares they own on the record date.

The hypothetical account value is averaged over the prior three years in order to increase the relative predictability and relative stability of distributions to shareholders from year to year.

Shareholders can choose to receive their 12 scheduled monthly distributions each year in cash or to automatically reinvest their distributions in additional Fund shares or in shares of other Vanguard funds (subject to any fund-specific requirements or limitations). Because the monthly distribution per share is expected to remain fixed during a calendar year, shareholders are expected to receive 12 fixed monthly payments over the course of the calendar year, unless the number of Fund shares they hold changes because of purchases, including any voluntary reinvestment of Fund distributions in more Fund shares, or because of redemptions.

The Fund generally expects to distribute to shareholders substantially all of its net income (e.g., interest and dividends) as well as substantially all of its net long-term and short-term capital gains (e.g., from the sale of its holdings or distributions from other funds it holds). In addition, pursuant to its managed distribution policy, the Fund may make distributions that are treated as a return of capital. The Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year- to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.

An additional distribution may be made in December or after the Fund's fiscal year-end, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. The Fund is designed with the expectation that the 12 scheduled monthly distributions will be paid in cash but that each additional distribution will be automatically reinvested in additional shares. Accordingly, the Fund will generally automatically reinvest any thirteenth or other additional distribution in additional shares. These additional shares can then be redeemed under the same terms and conditions as any other shares of the Fund. The Fund also may, upon written request, distribute cash rather than automatically reinvest an additional distribution in additional shares. If you wish to receive an additional distribution for a particular calendar year in cash (rather than in additional shares), please call Vanguard for instructions in October of that calendar year. Please note that your decision to receive additional distributions in cash (rather than in additional shares) will proportionately reduce the amount of future cash distributions you will receive from the Fund. The hypothetical account also will be required to reinvest each additional distribution in additional shares of the Fund.

The Fund's board of trustees may change the managed distribution policy in the interest of shareholders without a shareholder vote.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest, dividends, and other sources as well as capital gains from the fund's sale of investments. Income consists of, among other things, the dividends that the fund earns from any stock or underlying fund holdings and the interest it receives from any money market and bond investments. Capital gains are generally realized whenever the fund sells investments for higher prices than it paid for them or receives certain distributions from underlying funds it holds. These capital gains are either short-term or long- term, depending on, among other things, whether the fund held the investments for one year or less or for more than one year.

Plain Talk About Return of Capital

The Managed Payout Fund may make distributions that are treated as return of capital. "Return of capital" is the portion of a distribution representing the return of your original investment in the Fund. In general, a return of capital is not immediately taxable to you. Rather, it reduces your cost basis in the Fund's shares and is not taxable to you until your cost basis has been reduced to zero.

The following replaces the fourth paragraph under the heading "Basic Tax Points" in the Dividends, Capital Gains, and Taxes section of the prospectus:

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. The Fund's distributions are not designed to comply with any required minimum distribution rules applicable to tax-advantaged accounts, and shareholders receiving cash distributions from the Fund within such accounts will need to include such distributions, as appropriate, in the computation of their annual required minimum distribution. Please consult your tax advisor for detailed information about any tax consequences for you.

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 1498D 042020

Vanguard Valley Forge Funds

Supplement Dated April 28, 2020, to the Statement of Additional Information Dated April 28, 2020, and effective until May 21, 2020

Vanguard Managed Payout Fund

On February 21, 2020, the board of trustees of Vanguard Valley Forge Funds (the "Board") approved the elimination of Vanguard Managed Payout Fund's (the "Fund") monthly payout feature. The Board also approved changing the Fund's investment objective and principal investment strategies so that they no longer reflect the payout of regular cash distributions. In connection with these changes, the Fund will be renamed Vanguard Managed Allocation Fund. These changes are reflected in the Fund's updated prospectus dated April 28, 2020, but will not be effective until May 21, 2020 (the "Effective Date").

The Fund's last scheduled monthly payout is scheduled to occur on or about May 15, 2020. After that payout, Fund shareholders will no longer receive a monthly payout unless they elect to set up an automatic withdrawal plan.

Statement of Additional Information Text Changes

Until the Effective Date, all references to the Fund's name are replaced with "Vanguard Managed Payout Fund."

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 002B 042020